ACQUISITIONS	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
ACQUISITIONS

2011 Acquisitions

Demag Cranes AG Acquisition

On August 16, 2011, the Company acquired approximately 81% of the shares of Demag Cranes AG at a price of €45.50 per share, for total cash consideration of approximately $1.1 billion, bringing the Company’s ownership to 82%. Demag Cranes AG is active in the development, planning, production, distribution, and marketing of industrial cranes and hoists and port technology, as well as the provision of services in these areas. Demag Cranes AG’s business is highly complementary to the Company’s existing business both in terms of product and geographical fit. The acquisition of Demag Cranes AG is consistent with the Company’s strategy to expand its position as a globally active manufacturer of machinery and industrial products in niche market segments.

In January 2012, the Company entered into a Domination and Profit and Loss Transfer Agreement (the “DPLA”) with Demag Cranes AG that will become effective following the necessary shareholder approval and subsequent registration of the DPLA in the commercial register of Demag Cranes AG. Upon effectiveness of the DPLA and upon demand from outside shareholders of Demag Cranes AG, the Company will acquire their shares. Any outside shareholders of Demag Cranes AG that choose not to sell their shares to the Company will receive an annual guaranteed dividend.

Net Assets Acquired
The Company has applied purchase accounting to Demag Cranes AG and the results of operations are included in the Company’s consolidated financial statements following the acquisition date. The application of purchase accounting under ASC 805 requires the recognition and measurement of the identifiable assets acquired, liabilities assumed, and any noncontrolling interest in the acquiree. The net assets and liabilities of Demag Cranes AG were recorded at their estimated fair value using Level 3 inputs. The noncontrolling interest was recorded at fair value using Level 1 inputs. See Note A – “Basis of Presentation,” for an explanation of Level 1 and 3 inputs. In valuing acquired assets and liabilities, fair value estimates are based on, but are not limited to, future expected cash flows, market rate assumptions for contractual obligations, actuarial assumptions for benefit plans, and appropriate discount and growth rates. The estimated fair values of assets acquired and liabilities assumed are provisional and are based on the information that was available as of the date of this filing to estimate the fair value of assets acquired and liabilities assumed. The Company believes that such information provides a reasonable basis for estimating the fair values of assets acquired and liabilities assumed, but the Company is waiting for additional information necessary to finalize those fair values. Specifically, certain tax positions require further analysis and are not yet final. Thus, the provisional measurements of fair value reflected are subject to change and such changes could be significant. The Company expects to finalize the valuation and complete the purchase price adjustments as soon as practicable but no later than one-year from the acquisition date.

During 2012, the Company made an election, for U.S. tax purposes, to characterize most aspects of the Demag Cranes AG acquisition as a purchase of assets, rather than as a purchase of shares of Demag Cranes AG. As a result of this election, a net $38.4 million deferred tax liability related to the investment basis difference was no longer required. Since the deferred tax liability was recorded in purchase accounting as an increase to goodwill, its elimination was recorded as a reduction to goodwill. In addition, during 2012, additional measurement period adjustments of $9.8 million related principally to uncertain tax position amounts and deferred tax liabilities for the investment basis differences in certain Demag Cranes AG subsidiaries were recorded as an increase to goodwill. The total measurement period adjustment in 2012 to MHPS goodwill for tax-related purchase accounting items was a decrease of $28.6 million and the Demag Cranes AG acquisition date balance sheet (shown below) and the December 31, 2011 Consolidated Balance Sheet have been adjusted to reflect such decrease.

The Company has not identified any material unrecorded pre-acquisition contingencies where the related asset, liability or impairment is probable and the amount can be reasonably estimated. Prior to the end of the purchase price allocation period, if information becomes available which would indicate it is probable that such events had occurred and the amounts can be reasonably estimated, such items will be included in the final purchase price allocation and may cause adjustment to goodwill.

The acquisition date fair value of the Company’s 1% ownership of Demag Cranes AG held before August 16, 2011 was $14.6 million. The Company recognized a net gain of $3.0 million as a result of remeasuring to fair value its 1% ownership of Demag Cranes AG held before the business combination. The net gain is included in Other income (expense) – net in the Consolidated Statement of Income for the year ended December 31, 2011. The acquisition date fair value of the shares held immediately before the business combination was based on quoted market prices.

The fair value of the noncontrolling interest in Demag Cranes AG at the acquisition date was $253.0 million. The valuation techniques and significant inputs used to measure the fair value of the noncontrolling interest was quoted market prices.

The following table summarizes the preliminary estimated fair values of the Demag Cranes AG assets acquired and liabilities assumed and related deferred income taxes as of acquisition date (in millions).

Assets acquired
Current assets	$603.4
Trade receivables	253.3
Property, plant and equipment	308.0
Intangible assets not subject to amortization	129.7
Intangible assets subject to amortization	302.3
Other assets	131.0
Goodwill	821.5
Total assets acquired	2,549.2

Liabilities assumed
Current liabilities, including current portion of long-term debt	471.4
Long-term debt	169.5
Postemployment benefit obligation	188.9
Other noncurrent liabilities	329.8
Total liabilities assumed	1,159.6
Net assets acquired	$1,389.6

Goodwill of $821.5 million, resulting from the acquisition of a majority interest in Demag Cranes AG was assigned to the newly created MHPS segment. Goodwill consists of intangible assets that do not qualify for separate recognition which includes assembled workforce. As part of the final valuation of the acquisition, the Company will determine which entities and to what extent the benefit of the acquisition applies and, as required by U.S. GAAP, record the appropriate intangibles and goodwill to each entity. With the exception of tax deductible goodwill existing prior to the acquisition, the purchased intangibles and goodwill are not deductible for tax purposes. However, purchase accounting allows for the establishment of deferred tax liabilities on purchased intangibles (other than goodwill) that will be reflected as a tax benefit on the Company’s future Consolidated Statements of Income in proportion to and over the amortization period of the related intangible asset.

The following table summarizes the identifiable definite-lived intangible assets acquired (in millions):

	Weighted Average Life (in years)	Gross Carrying Amount
Definite-lived intangible assets:
Technology	6	$39.1
Customer relationships	16	251.8
In process research and development	5	11.4
Total definite-lived intangible assets		$302.3

The following table summarizes the identifiable indefinite-lived intangible assets acquired (in millions):

Gross Carrying Amount
Indefinite-lived intangible assets:
Trade names	$129.7

Demag Cranes AG maintained change-in-control provisions with its employees that allowed for enhanced severance and benefit payments. Included in the assets acquired and liabilities assumed above are severance accruals of approximately $3.9 million. These severance payments are expected to be paid in 2012.

Acquisition-Related Expenses
The Company has incurred transaction costs directly related to the Demag Cranes AG acquisition of $15.8 million for the year ended December 31, 2011, which is recorded in Other income (expense) – net.

Unaudited Actual and Pro Forma Information
The Company’s consolidated Net sales and Net loss attributable to Terex Corporation from August 16, 2011 through December 31, 2011 includes $617.0 million and $10.2 million, respectively, related to the Demag Cranes AG business.

The following unaudited pro forma information has been presented as if the Demag Cranes AG transaction occurred on January 1, 2010. This information is based on historical results of operations, adjusted for acquisition accounting adjustments, and is not necessarily indicative of what the results would have been had the Company operated the business since January 1, 2010, nor does it intend to be a projection of future results. No pro forma adjustments have been made for the Company’s incremental transaction costs or other transaction-related costs.

	Year Ended
(in millions, except per share data)	December 31,
	2011	2010
Net sales	$7,414.7	$6,493.3
Net income attributable to Terex Corporation	$33.6	$352.0
Basic earnings per share attributable to Terex Corporation common stockholders	$0.31	$3.24
Diluted earnings per share attributable to Terex Corporation common stockholders	$0.30	$3.24

The fiscal year-ends for the Company and Demag Cranes AG are different. Demag Cranes AG fiscal year end is September 30.

Other 2011 Acquisitions

In May 2011, the Company completed a small acquisition in the MP segment that had an aggregate purchase price of less than $5 million. In October 2011, the Company completed a small acquisition in the AWP segment that had an aggregate purchase price of less than $25 million. These acquisitions did not have a material impact on the Company’s financial results.

2010 Acquisitions

The Company completed small acquisitions and investments in consolidated and unconsolidated entities during 2010 in the AWP, Cranes and MP segments that, taken together, had an aggregate purchase price of less than $35 million. These acquisitions and investments did not have a material impact on the Company’s financial results either individually or in the aggregate.

2009 Acquisitions

On July 23, 2009, the Company acquired the Port Equipment Business from Fantuzzi Industries S.a.r.l for approximately $126 million. The results of the Port Equipment Business are included in the MHPS segment from the date of acquisition. Terex Port Equipment designs, manufactures and services port equipment with manufacturing facilities in Italy, Germany and China, as well as sales and service branches around the world. This acquisition helps diversify the Company’s MHPS business and expands the product offering of the Cranes segment to the container transport industry beyond its current stacker product line.

The Company recorded expenses of $9.1 million in Other income (expense) – net for acquisition related costs for the year ended December 31, 2009 in the Consolidated Statement of Income.